Shareholders' Equity	9 Months Ended
Sep. 30, 2012
Shareholders' Equity
Shareholders' Equity

Note 8.  Shareholders’ Equity

Share Issuances:

We were formed in December 2011 as a wholly owned subsidiary of CWH.  In December 2011, we issued 1,000 common shares to CWH in connection with our formation.  On February 16, 2012, we issued 22,000,000 common shares (including the 1,000 common shares issued to CWH in December 2011 in connection with our formation) to CWH as part of the consideration for the Properties contributed to us by CWH.

In March 2012, we issued 9,200,000 of our common shares in our IPO, including 1,200,000 common shares issued when the underwriters exercised in full their over allotment option, at a price of $21.50 per share, raising net proceeds of approximately $180,814.  We used the net proceeds from this offering to repay part of the CWH Note.

On September 14, 2012, pursuant to our equity compensation plan, we granted 2,000 of our common shares to each of our five Trustees as part of their annual compensation and granted an aggregate of 22,592 of our common shares to our officers and certain employees of our manager, Reit Management & Research LLC, or RMR.  All of these common shares granted on September 14, 2012 were valued at $24.84 per share, the closing price of our common shares on the New York Stock Exchange, or NYSE, on that day.

Distributions:

In August 2012, we paid a distribution on our common shares of $0.49 per share, or approximately $15,288, to shareholders of record on July 24, 2012.  This distribution included a regular quarterly dividend of $0.40 per common share with respect to the quarter ended June 30, 2012, plus an additional $0.09 per common share reflecting our first 20 days as a public company during the first quarter of 2012.

In October 2012, we declared a regular quarterly distribution of $0.42 per common share, or approximately $13,118, to be paid on or about November 19, 2012 to shareholders of record on October 22, 2012.